Exhibit 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of International Western Petroleum, Inc. (the “Company”) on Form 10-Q for the period ended May 31, 2015, as filed with the Securities and Exchange Commission on the date hereof, I, Ross Henry Ramsey, Chief Executive Officer and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.  Such Quarterly Report on Form 10-Q for the period ended May 31, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in such Quarterly Report on Form 10-Q for the period ended May 31, 2015, fairly presents, in all material respects, the financial condition and results of operations of International Western Petroleum, Inc.

Dated: July 21, 2015	/s/ Ross Henry Ramsey
Ross Henry Ramsey
Chief Executive Officer, President, and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)